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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 1998



                                  OMNICARE, INC
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



                  1-8269                            31-1001351
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         (Commission File Number)       (IRS Employer Identification No.)


            50 East RiverCenter Boulevard, Covington, Kentucky 41011
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            (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (606) 291-6800
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Item 5.        Other  Events
               -------------

     Omnicare, Inc. earned net income of $6,179,000 on sales of $100,451,000 for the month ended January 31, 1998.











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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                            Omnicare, Inc.
                                                    ----------------------------
                                                            (Registrant)

Date:   February 18, 1998                       By: /s/ David W. Froesel, Jr.
     ------------------------                       ----------------------------
                                                    David W. Froesel, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)




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